Deferred Income and Revenue	12 Months Ended
Dec. 31, 2024
Deferred Income and Revenue [Abstract]
Deferred Income and Revenue	DEFERRED INCOME AND REVENUE
Out of the €120 million upfront payment received from Ipsen in application of the licensing agreement signed in December 2021, an amount of €40 million was recognized as Deferred income in 2021. The Deferred income is recognized as revenue as GENFIT carries out its part of the double-blind ELATIVE® study, based on the progress made relative to the budget.
In 2023, €8.7 million of said balance was recognized as revenue. As of December 31, 2023, €15.3 million of Deferred income remained, which was determined based on the original budget.
At December 31, 2024, the Company updated its initial budget based on expected remaining costs taking into account various events occurring during the financial year, including the final transfer of the ELATIVE® study to the sponsor IPSEN. In 2024, a total of €15.3 million of said balance was recognized as revenue. As of December 31, 2024, no deferred income remains, in line with the updated budget.
See Note 7 - "Revenues and Other income"